                                                                      EXHIBIT 10



                               AMENDMENT NO. 1 TO
                              FLOWSERVE CORPORATION
                           1998 RESTRICTED STOCK PLAN



Effective April 22, 1999, the first sentence of "Section 4 Shares Subject to the Plan" is hereby amended and restated in its entirety as follows:

     "Subject to adjustment as provided in Section I of Article IV, the maximum number of shares which may be granted as Restricted Shares under the Plan shall be 250,000 Shares."

The remainder of the Plan shall remain unchanged and in full force and effect.


                                           FLOWSERVE CORPORATION


                                           By  /s/ Ronald F. Shuff
                                              ---------------------------------
                                           Ronald F. Shuff
                                           Vice President, Secretary & General
                                           Counsel